CAVANAL HILL FUNDS

Supplement dated May 1, 2020
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information
dated December 26, 2019

This Supplement provides updated information regarding Officers and Portfolio Managers of the Cavanal Hill Funds (the “Funds”) and supersedes any information to the contrary in the Prospectus or Statement of Additional Information dated December 26, 2019.

The following changes are effective May 1, 2020:

Mr. James L. Huntzinger retired from his position as Chief Investment Officer of BOK Financial Corporation and will no longer serve as President or Assistant Secretary of the Funds.

Mr. Bill King began serving as President and Assistant Secretary of the Funds following his selection by the Cavanal Hill Fund Board of Trustees. Mr. King joined the Adviser to the Funds, Cavanal Hill Investment Management, Inc., as national sales manager in 2013 and has served as President and CEO of Cavanal Hill Distributors, Inc., the Distributor to the Funds, since 2016.

Mr. J. Brian Henderson, CFA, a Portfolio Manager of the Active Core Fund and President of Cavanal Hill Investment Management, Inc., discontinued his service in those roles and became the Chief Investment Officer of BOK Financial Corporation.

Mr. Mathew C. Stephani, CFA, became President of Cavanal Hill Investment Management, Inc. Mr. Stephani will continue as a portfolio manager of the Active Core Fund, the Opportunistic Fund and the World Energy Fund.

Brandon R. Barnes, CFA, was promoted to Senior Vice President of Cavanal Hill Investment Management, Inc. and became a portfolio manager of the Active Core Fund. Mr. Barnes will continue as a portfolio manager of the Opportunistic Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.